                                  THE UBS FUNDS

                Supplement to Statement of Additional Information
           dated September 30, 2002, as revised as of December 6, 2002

                                                                  April 14, 2003

Dear Investor,

     The third  sentence in the second  paragraph of the section  captioned "Net
Asset Value" on page 79 of the  Statement of Additional  Information  is deleted and replaced by the following sentence:

"Securities traded in the over-the-counter market and listed on The Nasdaq Stock
Market  ("Nasdaq")  normally  are valued at the Nasdaq  Official  Closing  Price
("NOCP");  other  over-the-counter  securities  are valued at the last bid price available prior to valuation  (other than short-term  investments that mature in
60 days or less, which are valued as described further below)."

                                                                 Item No. ZS-173